EXHIBIT 2


                            STOCKHOLDERS AGREEMENT



                          DATED AS OF JUNE 20, 1996


                                   BETWEEN


                             MK RAIL CORPORATION


                                     AND


                         MORRISON KNUDSEN CORPORATION



                            STOCKHOLDERS AGREEMENT
                            ----------------------

          Stockholders Agreement (this "Agreement") dated as of June 20, 1996 between MK Rail Corporation, a Delaware corporation (the "Company"), and Morrison Knudsen Corporation, an Ohio corporation ("MKO").

                                   RECITALS
                                   --------

          WHEREAS, in connection with the reorganization of Morrison Knudsen Corporation, a Delaware corporation ("MK"), certain creditors of MK and MKO will acquire restricted shares Common Stock held by MKO, and the Company has agreed to provide certain rights to such future holders to cause the shares so acquired to be registered pursuant to the Securities Act; and

          WHEREAS, the Company, at the request of MK and MKO, has, by execution of a Second Amendment to Rights Agreement (the "Rights Plan Amendments") of even date herewith, made certain amendments to the Rights Agreement between MK Rail and Chemical Mellon Shareholder Services, L.L.C. dated as of January 19, 1996, as amended (the "Rights Plan"), in order to facilitate the obtaining by MK and MKO of the acceptances required to confirm a plan of reorganization that MK contemplated filing with the Bankruptcy Court pursuant to which, amount other things, the restricted shares of Common Stock are to be transferred to creditors of MK; and

          WHEREAS, the parties hereto desire to set forth the rights of such future holders and the Company's obligations to cause the registration of the Registrable Securities pursuant to the Securities Act; and

          WHEREAS, the Company, MKO and such future holders have agreed upon certain matters relating to the governance of the Company and to the Rights Plan Amendment.

          NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          Section 1.     Definitions and Usage.  As used in this Agreement:
                         ---------------------

          1.1.  Definitions.
                -----------

          Affiliate.  "Affiliate" means Affiliate as defined in Rule 12b-2
          ---------
promulgated by the Commission under the Exchange Act.

          Agent. "Agent" means the principal placement agent on an agented
          -----
placement of Registrable Securities.

          Bankruptcy Court.  "Bankruptcy Court" shall mean the United States
          ----------------
Bankruptcy Court for the District of Delaware, in which court the Plan has been filed.

          Certificate Amendment.  "Certificate Amendment" shall have the
          ---------------------
meaning set forth in Section 9.5.
                     -----------

          Commission.  "Commission" shall mean the United States Securities
          ----------
and Exchange Commission.

          Common Stock.  "Common Stock" shall mean (i) the common stock, par
          ------------
value $.01 per share, of the Company, and (ii) shares of capital stock of the Company issued by the Company in respect of or in exchange for shares of such common stock in connection with any stock dividend or distribution, stock split-up, recapitalization, recombination or exchange by the Company generally of shares of such common stock.

          Continuously Effective.  "Continuously Effective," with respect to
          ----------------------
a specified registration statement, shall mean that it shall not cease to be effective and available for Transfers of Registrable Securities thereunder for longer than either (i) any ten consecutive business days, or (ii) an aggregate of fifteen business days during the period specified in the relevant provision of this Agreement.

          Demand Registration Request.  "Demand Registration Request" shall
          ---------------------------
have the meaning set forth in Section 2.1(i).
                              --------------

          Demand Registration Request.  "Demand Registration Request" shall
          ---------------------------
have the meaning set forth in Section 2.1(i).
                              --------------

          Distribution Date.  "Distribution Date" shall mean the date MK Rail
          -----------------
Common Stock owned by MKO on the date hereof has been distributed to creditors of MKO in any case under Title 11 of the United States Bankruptcy Code or through a foreclosure against MKO.

          Election Request.  "Election Request" shall have the meaning set
          ----------------
forth in Section 9.6.
         -----------

          Exchange Act.  "Exchange Act" shall mean the Securities Exchange
          ------------
Act of 1934, as amended, and the rules and regulations promulgated thereunder.

          Holders.  "Holders" shall mean MKO and the Transferees of the
          -------
Common Stock held by MKO or their Transferees in accordance with Section 8.
                                                                 ---------

          Majority Selling Holders.  "Majority Selling Holders" means those
          ------------------------
Selling Holders whose Registrable Securities included in a registration represent a majority of the Registrable Securities of all Selling Holders included therein.

          Market Value.  "Market Value" of Registrable Securities as of a
          ------------
given date shall mean the average closing price for such securities over the ten (10) business days immediately preceding said date as quoted on the NASDAQ National Market System or such other securities exchange on which said securities are listed.

          Note Cancellation Agreement.  "Note Cancellation Agreement" shall
          ---------------------------
refer to the Note Cancellation and Restructuring Agreement of even date herewith by and among the Company, MKO and MK.

          Outside Director.  "Outside Director" shall mean a director of the
          ----------------
Company who (i) is not and has not been employed by MK, MKC or the Company or their respective subsidiaries in an executive capacity within the five years immediately prior to the annual meeting at which the nominees of the board of directors will be voted upon; (ii) is not (and is not affiliated with a company or a firm that is) a significant advisor or consultant to the Company or its subsidiaries; (iii) is not affiliated with a significant customer or supplier of the Company or its subsidiaries; (iv) does not have significant personal services contract(s) with the Company or its subsidiaries; (v) is not affiliated with a tax-exempt entity that receives significant contributions from the Company or its subsidiaries; and (vi) is not a spouse, parent, sibling or child or any person described by (i) through
(v) of this definition.

          Person.  "Person" shall mean any individual, corporation,
          ------
partnership, joint venture, association, joint-stock company, limited company, trust, unincorporated organization or government or other agency or political subdivision thereof.

          Piggyback Registration Statement.  "Piggyback Registration
          --------------------------------
Statement" shall have the meaning set forth in Section 3.
                                               ---------

          Plan.  "Plan" shall mean the plan of reorganization with respect
          ----
to MK, which plan of reorganization shall contain substantially the terms set forth in Exhibit C to the Note Cancellation Agreement and which plan of reorganization shall not contain any terms or provisions that are inconsistent with the Note Cancellation Agreement, this Agreement or the terms set forth in such Exhibit C.

          Register, Registered and Registration.  "Register," "registered"
          -------------------------------------
and "registration" shall refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering by the Commission of effectiveness of such registration statement or document.

          Registrable Securities.  "Registrable Securities" shall mean,
          ----------------------
subject to Section 8:  (i) the Shares owned by the Holders on any date of
           ---------
determination, (ii) any shares of Common Stock or other securities issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange by the Company generally for, or in replacement by the Company generally of, such Shares; and (iii) any securities issued in exchange for Shares in any merger or reorganization of the Company; provided,
                                                                    --------
however, that Registrable Securities shall not include any securities which
- -------
have theretofore been registered and sold to the public in a bona fide public offering pursuant to the Securities Act or which have been sold to the public pursuant to Rule 144 or any similar rule promulgated by the Commission pursuant to the Securities Act.

          Registrable Securities then outstanding.  "Registrable Securities
          ---------------------------------------
then outstanding" shall mean, with respect to a specified determination date, the Registrable Securities owed by all Holders on such date.

          Registration Expenses.  "Registration Expenses" shall have the
          ---------------------
meaning set forth in Section 6.1.
                     -----------

          Securities Act.  "Securities Act" shall mean the Securities Act of
          --------------
1933, as amended, and the rules and regulations promulgated thereunder.

          Selling Holders.  "Selling Holders" shall mean, with respect to a
          ---------------
specified registration pursuant to this Agreement, Holders whose Registrable Securities are included in such registration.

          Shares.  "Shares" shall mean the shares of Common Stock acquired
          ------
by certain creditors of MK in connection with the reorganization of MK.

          Shelf Registration Statement.  "Shelf Registration Statement" shall
          ----------------------------
have the meaning set forth in Section 2.2.
                              -----------

          Standstill Termination Date.  "Standstill Termination Date" shall
          ---------------------------
have the meaning set forth in Section 9.2.
                              -----------

          Stockholders Meeting.  "Stockholders Meeting" shall have the
          --------------------
meaning set forth in Section 9.7.
                     -----------

          Substantial Stockholder.  "Substantial Stockholder" shall mean any
          -----------------------
Person beneficially owning 5% or more of the outstanding Common Stock.

          Transfer.  "Transfer" shall mean and include the act of selling,
          --------
giving, transferring, creating a trust (voting or otherwise), assigning or otherwise disposing of (other than pledging, hypothecating or otherwise transferring as security) (and correlative words shall have correlative meanings); provided, however, that any transfer or other disposition upon
           --------  -------
foreclosure or other exercise of remedies of a secured creditor after an event of default under or with respect to a pledge, hypothecation or other transfer as security shall constitute a "Transfer." "Transferee" shall mean any Person who acquires Common Stock pursuant to a Transfer.

          Underwriters' Representative.  "Underwriters' Representative" shall
          ----------------------------
mean the managing underwriter, or, in the case of a co-managed underwriting, the lead manager.

          Violation.  "Violation" shall have the meaning set forth in Section
          ---------
7.1.

          1.2.  Usage.
                -----

       (i) References to a Person are also references to its assigns and successors in interest (by any means whatever, including merger, consolidation or sale of all or substantially all the assets of such Person or otherwise, as the case may be).

      (ii) References to Registrable Securities "owned" by a Holder shall include Registrable Securities beneficially owned by such Person but which are held of record in the name of a nominee, trustee, custodian, or other agent, but shall exclude shares of Common Stock held by a Holder (other than the liquidating trust contemplated by the Plan) in a fiduciary capacity for customers of such Person.

     (iii) References to a document are to it as amended, waived and otherwise modified form time to time and references to a statute or other governmental rule are to it as amended and otherwise modified form time to time (and references to any provision thereof shall include references to any successor provision).

      (iv) References to Sections or to Schedules or Exhibits are to sections hereof or schedules or exhibits hereto, unless other context otherwise requires.

       (v) The definitions set forth herein are equally applicable not to the singular and plural forms and the feminine, masculine and neuter forms of the terms defined.

      (vi) The term "including" and correlative terms shall be deemed to be followed by "without limitation" whether or not followed by such words or words of like import.

     (vii) The term "hereof" and similar terms refer to this Agreement as a whole.

    (viii) The "date of" any notice or request given pursuant to this Agreement shall be determined in accordance with Section 12.2.
                                                 ------------

          Section 2.     Demand and Shelf Registration Statements.
                         ----------------------------------------

          2.1. (i) At any time during the period commencing on the date of the first filing by the Company of its Annual Report on Form 10-K that follows the effective date of the Plan and ending on the fifth anniversary thereof, one or more Holders of Registrable Securities may at their option make a written request (a "Demand Registration Request") to the Company (the "Demanding Holder") requesting that the Company file with the Commission a registration statement on an appropriate form under the Securities Act (a "Demand Registration Statement") to register (subject to Section 2.6) all or
                                                         -----------
such number of such Demanding Holder's Registrable Securities as the Demanding Holder shall request in writing; provided, however, that no request
                                           --------  -------
may be made pursuant to this Section 2.1 if (A) within twelve months prior
                             -----------
to the date of such request a Demand Registration Statement pursuant to this
Section 2.1 shall have ben declared effective by the Commission or (B) the
- -----------
Registrable Securities that the Demanding Holders request be included in the Demand Registration Statement do not have a Market Value as of the date the request is given to the Company of at least $5,000,000. Notwithstanding the foregoing, in no event shall a Demand Registration Request be effective unless and until the Registrable Securities that the Demanding Holders request be included in the Demand Registration and that other Holders request be included in the Demand Registration pursuant to Section 2.1(iii) hereof have an aggregate Market Value determined as of the day the last such request is received of at least $20,000,000. After an effective Demand Registration Request is made, the Company shall file with the Commission the Demand Registration Statement. Any Demand Registration Statement shall relate to an underwritten offering (whether on a "firm," "best efforts" or "all reasonable efforts" basis or otherwise) or an agented offering. Any Demand Registration Request made pursuant to this Section 2.1 shall be addressed to
                                           -----------
the attention of the Secretary of the Company and shall specify the number of Registrable Securities to be registered, the intended methods of disposition thereof and that the request is for a Demand Registration Statement pursuant to this Section 2.1.
                           -----------

      (ii) The Company shall be entitled to postpone for up to 120 days the filing of any Demand Registration Statement otherwise required to be prepared and filed pursuant to this Section 2.1 if (A) the Board of Directors
                                    -----------
of the company determines, in its good faith reasonable judgment, that such registration and the Transfer of Registrable Securities contemplated thereby would materially interfere with, or require the premature disclosure of, any financing, acquisition or reorganization involving the Company or any of its subsidiaries or would otherwise require the premature disclosure of any other material nonpublic information as to which the Company has a bona fide business purpose for maintaining its confidentiality and (B) the Company promptly gives the Demanding Holders notice of such determination (which notice need not disclose the fact, event or information); provided, however,
                                                          --------  -------
that the Company shall not have, within the twelve months prior to the date of the postponement, postponed pursuant to this Section 2.1(ii) the filing
                                                ---------------
of any other Demand Registration Statement that was subsequently abandoned because the Demand Registration Request relating thereto was withdrawn.

     (iii)     Whenever the Company receives a demand pursuant to Section
                                                                  -------
2.1(i) to effect the registration of any Registrable Securities, the Company
- ------
shall promptly give written notice of such proposed registration to all Holders. Any such Holder may, within thirty days after receipt of such notice, request in writing that all of such Holder's Registrable Securities, or any portion thereof designated by such Holder, be included in the registration.

          2.2. As soon as practicable after the later of (i) the entry by the Bankruptcy Court of the order approving the assumption of this Agreement and the transactions contemplated hereby and (ii) July 1, 1996, the Company shall file with the Commission a registration statement on Form S-3 in accordance with the Securities Act for an offering on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statement"). The Company shall use its reasonable best effort to have the Shelf Registration Statement declared effective on the effective date of the Plan. Subject to compliance with the provisions of Section 5, the Holders
                                                    ---------
shall be entitled to have all or a portion of such Holders' Registrable Securities included in Shelf Registration Statement.

          2.3. The Company shall be obligated to effect no more than four Demand Registration Statements pursuant to this Agreement. For purposes of the preceding sentence, a Demand Registration Statement shall not be deemed to have been effected (i) unless a registration statement with respect thereto has become effective, (ii) if after such registration statement has become effective, such registration or the related offer, sale or distribution of Registrable Securities thereunder is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to any of the Selling Holders and such interference is not thereafter eliminated, or
(iii) if the conditions to closing specified in any underwriting agreement containing usual and customary terms entered into in connection with such registration are not satisfied or waived, other than by reason of failure on the part of any of the Selling Holders. The Company's obligation to effect a given Demand Registration pursuant to Section 2.1 shall be deemed to have
                                        -----------
been satisfied upon the earlier of (x) the date as of which all the Receivable Securities included therein shall have been disposed of pursuant to the Demand Registration Statement, and (y) the date as of which such Demand Registration Statement shall have been Continuously Effective for a period of 90 days.

          2.4. Whenever the Company receives request for a Demand Registration Statement pursuant to Section 2.1, the Company shall have the
                                   -----------
right to register in any such Demand Registration Statement and to include in any related offering shares of authorized by unissued Common Stock. The Company may exercise the foregoing option to include additional shares by written notice delivered to each of the Selling Holders within 30 days following the Company's receipt of the request for a Demand Registration Statement pursuant to Section 2.1(i).
                      --------------

          2.5. In any Demand Registration Statement, the managing or lead underwriter or underwriters (of an underwritten offering) or the lead agent (for an agented offering) shall be a nationally recognized firm selected by the Majority Selling Holders with the approval of the Company, which approval shall not be unreasonably withheld.

          2.6. Whenever the Company effects a Demand Registration Statement pursuant to Section 2.1, if the Underwriters' Representative or Agent advises
            -----------
the Company and each Selling Holder in writing that, in its opinion, the amount of securities requested to be included in such offering (whether by the Company or the Selling Holders) exceeds the amount which can be sold in such offering within a price range acceptable to the Majority Selling Holders, the securities to be included in such offering and the related registration shall be reduced in the following order to an amount which can be sold within such price range: first, the amount of securities, if any, that the Company has requested be included in the offering and registration shall be reduced until no such securities are included therein; and second, the amount of Registrable Securities that the Selling Holders have requested be included in the offering and registration shall be reduced on a pro rata basis among all Selling Holders based on the relative number of securities each has requested be included in such offering.

          2.7. Notwithstanding anything in this Agreement to the contrary, neither MK nor MKO shall have the right to dispose of any Registrable Securities pursuant to any registration statement effected pursuant to
Section 2 or 3.
- ---------    -

          Section 3.     Piggyback Registration Statements.
                         ---------------------------------

          3.1. If at any time the Company proposes to register (including for this purpose a registration effected by the Company for stockholders of the Company other than the Holders) equity securities or securities convertible or exchangeable into equity securities under the Securities Act in connection with a public offering solely for cash (other than by a registration on Form S-4 or S-8 or any successor or similar forms or filed in connection with an exchange offer or any offering of securities solely to the Company's existing stockholders or otherwise pursuant to a dividend reinvestment plan or a dividend reinvestment and stock purchase plan, and other than pursuant to Section 2), the Company shall promptly give each Holder of Registrable Securities written notice of such registration (a "Piggyback Registration Statement"). Upon the written request of each Holder given within fifteen days following the date of such notice, the Company shall cause to be included in such registration statement and use its reasonable best efforts to be registered under the Securities act all the Registrable Securities that each such Holder shall have requested to be registered; provided, however, that such right of inclusion shall not apply
            --------  -------
to any registration statement covering an underwritten offering of convertible or exchangeable securities or equity securities other than Common Stock if the Underwriters' Representative or Agent shall advise the Company in writing (with a copy to each Selling Holder) that in its opinion, the kind of Registrable Securities requested to be included in the Piggyback Registration Statement would adversely affect the offering of the convertible or exchangeable securities or equity securities or the timing thereof. The Company shall have the absolute right at any time to withdraw or cease to prepare or file any registration statement for any offering referred to in this Section 3 without any obligation or liability to any Holder.
     ---------

          3.2. If the Underwriters' Representative or Agent shall advise the Company in writing (with a copy to each Selling Holder) that, in its opinion, the amount of securities requested to be included in such offering (whether by the Company, the Selling Holders or other selling stockholders) exceeds the amount which can be sold in such offering within a price range acceptable to the Company, the securities to be included in such offering and the related registration shall be reduced in the following order to amount which can be sold within such price range: first the amount of securities to be included in the offering and registration by any selling stockholder other than the Selling Holders shall be reduced until no such securities are included therein; second, the amount of Registrable Securities that the Selling Holders have requested be included in the offering and registration shall be reduced on a pro rata basis among all Selling Holders based on the relative number of securities each has requested be included in such offering; and third, the amount of securities to be included in the offering and registration by the Company shall be reduced.

          3.3. During the term of this Agreement, each Holder shall be entitled to have its Registrable Securities included in an unlimited number of Piggyback Registration Statements pursuant to this Section 3.
                                                      ---------

          3.4.  If the Company has previously filed a registration statement
                               ---
with respect to Registerable Securities pursuant to Section 2.1 or pursuant
                                                    -----------
to this Section 3, and if such previous registration statement has not been
        ---------
withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form),whether on its own behalf or at the request of any holder or holders of such securities, until a period of 180 days has elapsed from the effective date of such a previous registration statement.

          Section 4.     Registration Procedures.  Whenever required under
                         -----------------------
Section 2 or Section 3 to effect the registration of any Registrable
- ---------    ---------
Securities, the Company shall, as expeditiously as practicable:

          4.1. Prepare and file with the Commission a registration statement with respect to such Registrable Securities, subject to Subject 2.2, and use
                                                        -----------
the Company's reasonable best efforts to cause such registration statement to become effective, in each instance giving due regard to the need to prepare current financial statements, conduct due diligence and complete other actions that are reasonably necessary to effect a registered public offering; provided, however, that before filing a registration statement or
          --------  -------
prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of the registration statement and prior to effectiveness thereof, the Company shall use its reasonable efforts to furnish to one firm of legal counsel for the Selling Holders (selected by the Majority Selling Holders) copies of all such documents in the form substantially as proposed to be filed with the Commission at least five business days prior to filing for review and comment by such counsel.

          4.2. (i) Use the Company's reasonable best efforts to keep the relevant registration statement Continuously Effective (x) if a Demand Registration Statement, for up to 90 days or until such earlier date as of which all the Registrable Securities under the Demand Registration Statement shall have been disposed of in the manner described in the Demand Registration Statement, and (y) if a Shelf Registration Statement, subject to the immediately following sentence, for three years. As soon as reasonably practicable after the occurrence of any fact or event that makes untrue any statement of a material fact made in the Shelf Registration Statement or that requires the making of any additions to or changes in the Shelf Registration Statement in order to make the statements therein, in light of the circumstances in which they were made, not misleading, the Company shall prepare and file a supplement or amendment to the Shelf Registration Statement or related prospectus, or a document incorporated therein by reference, so that such Shelf Registration Statement and related prospectus shall not contain any such untrue statement of a material fact or any such omission of a material fact; provided, however, that if the Board
                                      --------  -------
of Directors of the company determines, in its good faith reasonable judgment, that the Transfer of Registrable Securities pursuant to the Shelf Registration Statement would materially interfere with, or require the premature disclosure of, any financing, acquisition or reorganization involving the Company or any of its subsidiaries or otherwise would require premature disclosure of any other material nonpublic information as to which the Company has a bona fide business purpose for maintaining its confidentiality, then for so long as such circumstances or such business purpose continues to exist (provided that the number of days of any such
                            --------
suspension may not exceed an aggregate of 120 days in any calendar year), the Company shall not be required to prepare or file any such supplement, amendment or document.

      (ii) Each Holder agrees by acquisition of a Registrable Security that, upon receipt of any notice from the Company of the existence of any fact or event of the kind described in Section 2.1(ii) or 4.2(i) (which
                                       ---------------    ------
notice need not disclose the fact, event or information), such Holder will forthwith discontinue the disposition of any Registrable Securities pursuant to the Shelf Registration Statement until such Holder's receipt of the copies of a supplemented or amended prospectus as contemplated by Section 4.2(i),
                                                           --------------
or until it is advised in writing by the Company that the use of the prospectus related to the Shelf Registration Statement may be resumed, and, has received copies of any additional or supplemental filings that are incorporated by reference in such prospectus. If so directed by the Company, each Holder will deliver to the Company all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities that was current at the time of receipt of such notice.

     (iii) Notwithstanding the foregoing, if, in the case of a Demand Registration Statement, the filing of a registration statement is postponed as permitted by Section 2.1(ii), or, in the case of a Shelf Registration
                ---------------
Statement, the preparation and filing of a supplement, amendment or incorporated document is postponed as permitted by Section 4.2(i) or Section
                                                   --------------
4.2(ii), the five-year period for filing a Demand Registration Statement or the three-year period of effectiveness of the Shelf Registration Statement, as the case may be, shall be extended by the aggregate number of days of such postponement.

          4.3.  Subject to Section 4.2(i), prepare and file the Commission
                           --------------
such amendments,supplements or incorporated documents to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement. If the registration statement is for an underwritten offering, the Company shall amend the registration statement or supplement the prospectus whenever required by the terms of the underwriting agreement entered into pursuant to Section 4.6. In the event that any Registrable
                         -----------
Securities included in a registration statement subject to, or required by, this Agreement remain unsold at the end of the period during which the Company is obligated to use its reasonable best efforts to maintain the effectiveness of such registration statement, the Company may file a post-effective amendment to the registration statement for the purpose of removing such securities from registered status.

          4.4. Furnish to each Selling Holder of Registrable Securities copies of the registration statement, any pre-effective or post-effective amendment thereto, the prospectus, including each preliminary prospectus and any amendments or supplements thereto, in each case in conformity with the requirements of the Securities Act.

          4.5. Use the Company's reasonable best efforts (i) to register and qualify the securities covered by such registration statement under the securities or Blue Sky laws of such states or jurisdictions as shall be reasonably requested by the Underwriters' Representative or Agent (as applicable, or if inapplicable, the Majority Selling Holders), and (ii) to obtain the withdrawal of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification (or exemption from qualification) of the offer and transfer of any of the Registrable Securities in any jurisdiction, at the earliest practicable moment; provided, however, that the Company shall not be required in
        --------  -------
connection therewith or as a condition thereto to qualify to do business, subject itself to taxation or to file a general consent to service of process in any states or jurisdictions where it is not now so subject.

          4.6. In the event of Demand Registration Statement, enter into and perform the Company's obligations under an underwriting or agency agreement (including indemnification and contribution obligations of underwriters or agents), in usual and customary form, with the managing underwriter or underwriters of or agents for such offering. The Company shall also cooperate with the majority Selling Holders and the Underwriters' Representative or Agent for such offering in the marketing of the Registrable Securities, including making reasonably available the Company's officers, accountants, counsel, premises, books and records for such purpose.

          4.7. Promptly notify each Selling Holder of any stop order issued or threatened to be issued by the Commission in connection therewith (and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered).

          4.8. Make generally available to the Company's security holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act no later than 90 days following the end of the 12-month period beginning with the first month of the Company's first fiscal quarter commencing after the effective date of each registration statement filed pursuant to this Agreement.

          4.9. Make reasonably available for inspection by any Selling Holder, any underwriter participating in such offering and the representatives of such Selling Holder and Underwriter (but not more than one firm of legal counsel to such Selling Holders), all financial and other information as shall be reasonably requested by them, and provide the Selling Holder, any underwriter participating in such offering and the representatives of such Selling Holder and Underwriter the opportunity to discuss the business affairs of the Company with its principal executives and independent public accountants who have certified the audited financial statements included in such registration statement, in each case to the extent necessary to enable them to exercise their due diligence responsibility under the Securities Act; provided, however, that information
                                         --------  -------
that the Company determines, in good faith, to be confidential and which the Company advises such Person in writing, is confidential shall not be disclosed unless such Person signs a confidentiality agreement reasonably satisfactory to the Company.

          4.10. In the event of a Demand Registration Statement, use the Company's reasonable best efforts to obtain a "comfort letter" from its independent public accountants and legal opinions of counsel to the Company addressed to the Selling Holders, in customary form and covering such matters of the type customarily covered by such letters and in a form that shall be reasonably satisfactory to the Majority Selling Holders. The Company shall furnish to each Selling Holder a signed counterpart of any such comfort letter or legal opinion. Delivery of any comfort letter shall be subject to the recipient furnishing such written representations or acknowledgments as are customarily provided by selling stockholders who receive such comfort letters under SAS No. 72. Nothing in the immediately preceding sentence shall be deemed to require a Selling Holder to make representations and warranties if the Selling Holder is willing to receive a letter in the form to be provided to selling stockholders not making representations and warranties under SAS No. 76.

          4.11. Provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement.

          4.12. Use all reasonable efforts to cause the Registrable Securities covered by such registration statement, if the Common Stock is then listed on a securities exchange or included for quotation in a recognized trading market, to continue to be so listed or included for a reasonable period of time after the offering.

          Section 5.  Holders' Obligations.
                      --------------------

          5.1. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the Registrable Securities of any Selling Holder of Registrable Securities that such Selling Holder shall:

          (i) furnish to the Company such information regarding such Selling Holder and its affiliates, the number of Registrable Securities owned and proposed to be sold by it, the intended method of disposition of such securities and any other information as shall be required to effect the registration of such Selling Holder's Registrable Securities, and cooperate with the Company in preparing such registration statement and in complying with the requirements of the Securities Act;

          (ii) agree to sell their Registrable Securities to the underwriters at the same price and on substantially the same terms and conditions as the Company or the other Persons on whose behalf the registration statement was being filed have agreed to sell their securities, and execute the underwriting agreement agreed to by the Company and the Majority Selling Holders and customary custody arrangements, lock-up letters, indemnities, questionnaires and other documents reasonably required by the underwriters or agents and agreed to by the Majority Selling Holders.

          5.2. In the event that a Demand Registration Statement or a Piggyback Registration Statement becomes effective, if and to the extent requested by the managing underwriter or lead agent for the offering relating thereto, no Holder shall offer, sell or agree to sell or otherwise dispose of or transfer any Registrable Securities or securities convertible into or exchangeable or exercisable for any Registrable Securities (other than, in the case of the Selling Holders under the Demand Registration Statement or Piggyback Registration Statement, pursuant to such Demand Registration Statement or Piggyback Registration Statement, as the case may be), or exercise any right to register any such securities, during the period commending ten days prior to the anticipated effective date of such registration statement and ending 120 days from the effective date of such registration statement. In order to enforce the foregoing agreement, the Company shall be entitled to impose stop-transfer instructions with respect to the Registrable Securities of each Holder until the end of such period.

          Section 6.  Expenses of Registration.  Expenses in connection with
                      ------------------------
registrations pursuant to this Agreement shall be allocated and paid as follows:

          6.1. With respect to the Shelf Registration Statement, MKO shall bear and pay or shall reimburse the Company for, and with respect to each Demand Registration Statement, the Company shall bear and pay, all of the expenses incurred in connection with the registration and offering of Registrable Securities with respect to such Shelf Registration Statement or Demand Registration Statement, as the case may be, including, but not limited to, all registration, filing and National Association of Securities Dealers, Inc. fees, all fees and expenses of complying with securities or blue sky laws, all word processing and duplicating expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company, the fees and disbursements of the Company's independent public accountants, including the expenses of "cold comfort" letters required by or incident to such performance and compliance, and all printing expenses (including the printing of certificates evidencing the Registrable Securities and the printing of the registration statement and any related prospectus, or any amendment or supplement thereto) (collectively, the "Registration Expenses"); provided,
                                                                 --------
however, that, the Selling Holders shall pay (i) underwriting discounts and
- -------
commissions relating to the Registrable Securities sold by them pursuant to any such registration statement and (ii) all fees and disbursements of counsel and any other advisors to the Selling Holders. Notwithstanding the foregoing, in no event shall the obligations of MKO under this Section 6.1
                                                               -----------
exceed $75,000 in the aggregate. In no event shall MKO be responsible for the expenses of a Demand Registration Statement. To the extent MKO is not required by this Section to pay or reimburse the Company for expenses incurred in connection with a Shelf Registration Statement, those expenses shall be borne and paid by the Company, except as expressly otherwise provided in the first sentence of this Section.

          6.2. The Company shall bear and pay all Registration Expenses incurred in connection with any Piggyback Registration Statements pursuant to Section 3, other than (i) underwriting discounts and commissions relating
   ---------
to Registrable Securities, (ii) the portion of any filing fees allocable to the Registrable Securities included in such registration by the Holders and
(iii) the fees and disbursements of any counsel and other advisors to the Selling Holders (each of which expenses in clauses (i) and (ii) shall be paid on a pro rata basis by the Selling Holders of Registrable Securities included in such Piggyback Registration Statement and which expenses in clause (iii) shall be paid on a pro rata basis by the Selling Holders for which the expenses are incurred).

          Section 7.  Indemnification; Contribution.  If any Registrable
                      -----------------------------
Securities are included in a registration statement under this Agreement:

          7.1. To the extent permitted by applicable law, the Company shall indemnify and hold harmless each Selling Holder, its directors, officers, shareholders, employees, investment advisors, agents and Affiliates, either direct or indirect (and each such Affiliate's directors, officers, shareholders, employees, investment advisors and agents) and each other Person, if any, who controls such Selling Holder within the meaning of the Securities Act against any and all losses, claims, damages, liabilities and expenses, including attorneys' fees and disbursements and expenses of investigation, incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation, to which any of the foregoing Persons may become subject under the Securities Act, the Exchange Act or other federal or state laws, insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein, or any amendments or supplements thereto, or the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading (collectively, a "Violation"); provided, however, that the indemnification required by this
              --------  -------
Section 7.1 shall not apply to amounts paid in settlement of any such loss,
- -----------
claim, damage, liability or expense if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or expense to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished to the Company by the indemnified party expressly for use in connection with such registration.

          7.2. To the extent permitted by applicable law, each Selling Holder shall indemnify and hold harmless the Company, its directors, officers, shareholders, employees, investment advisors, agents and Affiliates, either direct or indirect (and each such Affiliate's directors, officers, shareholders, employees, investment advisors and agents) and each other Person, if any, who controls the Company within the meaning of the Securities act, any other Selling Holder and any controlling Person or any such other Selling Holder against any and all losses, claims, damages, liabilities and expenses, including attorneys' fees and disbursements and expenses of investigation, incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation, to which any of the foregoing Persons may otherwise become subject under the Securities Act, the Exchange Act or other federal or state laws, insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Selling Holder expressly for use in connection with such registration statement; provided, however, that (x) the indemnification
                        --------  -------
required by this Section 7.2 shall not apply to amounts paid in settlement
                 -----------
of any such loss, claim, damage, liability or expense if settlement is effected without the consent of the relevant Selling Holder of Registrable Securities, which consent shall not be unreasonably withheld, (y) in no event shall the amount of any indemnity under this Section 7.2 and of the
                                             -----------
contribution obligation of a Selling Holder under Section 7.4 exceed the net
                                                  -----------
proceeds from the applicable offering received by such Selling Holder, and
(z) the obligation to provide indemnification hereunder shall be several, and not joint and several, among the indemnifying parties.

          7.3.  Promptly after receipt by an indemnified party under this
Section 7 of notice of the commencement of any action, suit, proceeding,
- ---------
investigation or threat thereof made in writing for which such indemnified party may make a claim under this Section 7, such indemnified party shall
                                  ---------
deliver to the indemnifying party a written notice of the commencement thereof. The failure to deliver written notice to the indemnifying party within a reasonable time following the commencement of any such action , if and to the extent materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 7 but shall not relieve the indemnifying
                             ---------
party of any liability that it may have to any indemnified party otherwise than pursuant to this Section 7. Any fees and expenses incurred by the
                      ---------
indemnified party (including any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) shall be paid to the indemnified party, as incurred, within thirty days of written notice thereof to the indemnifying party (regardless of whether it is ultimately determined that an indemnified party is not entitled to indemnification hereunder). Any such indemnified party shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expenses of such indemnified party unless(i) the indemnifying party shall have failed to promptly assume the defense of such action, claim or proceeding or (ii) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by its counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party and that the assertion of such defenses would create a conflict of interest such that counsel employed by the indemnifying party could not represent the indemnified party (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action, claim or proceeding on behalf of such indemnified party; it being understood, however, that the indemnifying party shall not, in connection with any one such action, claim or proceeding or separate but substantially similar or related actions, claims or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such indemnified parties, unless the indemnified party shall have been advised by its counsel that a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such action, claim or proceeding such that the counsel could not represent the indemnified party and any other of such indemnified parties, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels). No indemnifying party shall be liable to an indemnified party for any settlement of any action, proceeding or claim without the written consent of the indemnifying party, which consent shall not be unreasonably withheld.

          7.4.  If the indemnification required by this Section 7 from the
                                                        ---------
indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to in this Section 7:
        ---------

          (i) The indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such loses, claims, damages, liabilities or expense, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any Violation has been committed by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such Violation. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 7.1 and Section 7.2,
                                                 -----------     -----------
any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

          (ii) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7.4 were determined
                                           -----------
by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in Section 7.4(i).
                                                              --------------
No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          7.5. The obligations of the Company and the Selling Holders of Registrable Securities under this Section 7 shall survive the completion of
                                  ---------
any offering of Registrable Securities pursuant to a registration statement under this Agreement.

          Section 8.  Transfer of Common Stock.  Notwithstanding anything in
                      ------------------------
this Agreement to the contrary, no Holder may Transfer any shares of Common Stock to any Person, except as set forth in the last paragraph of this
Section 8, unless prior to any such Transfer such Person has executed an
- ---------
agreement (in the form of Exhibit A hereto) to be bound by the provisions of
                          ---------
this Agreement. The Company shall place the following legend on any certificate representing shares of Common Stock held by a Holder:

          "This security is subject to certain restrictions on transfer contained in a stockholders Agreement dated as of ____, 1996 between MK Rail Corporation and Morrison Knudsen Corporation to which the holder of this certificate is bound, a copy of which agreement is on file with the Secretary of MK Rail Corporation."

          In order to enforce the foregoing transfer restriction, without limiting any other rights or remedies available to the Company, the Company shall be entitled to impose stop-transfer instructions with respect to the Registrable Securities of each Holder. The foregoing transfer restrictions and legend shall be removed in connection with any sale of Common Stock to the public pursuant to an effective registration statement or pursuant to Rule 144 or any similar rule promulgated by the Commission under the Securities Act, in each case so long as the specific identities of the Transferees are not known to the Holders selling such shares prior to such sale.

          Section 9.  Corporate Governance Agreement.
                      ------------------------------

          9.1. Until either the second anniversary of the Distribution Date (or, if an effective Election Request, as defined in Section 9.6 hereof, is
                                                     -----------
made and the Stockholders Meeting, as defined in Section 9.7 hereof, is held prior thereto, the date of the Stockholders Meeting), each Holder (i) shall vote all of its shares of Registrable Securities and any other voting securities of the Company over which such Holder exercises voting power (or execute written consents in lieu of meetings) in favor of the election of the Company's nominees for director and against the removal of any of the Company's directors (other than a removal for cause) at any meeting of stockholders or in any action by written consent and (ii) shall take all other necessary or desirable actions within such Holder's control (including, but not limited to, attendance at annual or special stockholder meetings of the Company in person or by proxy for purposes of obtaining a quorum) to elect such nominees and to vote against such removal of any of the Company's directors; provided, however, that the total number
                                --------  -------
of directors on the Company's Board of Directors shall not be fewer than seven and a majority of such directors shall at all times consist of Outside Directors. Notwithstanding the foregoing, a Holder shall not be required to vote any voting securities of the Company over which such Holder exercises voting power that are not Registrable Securities (or execute written consents in lieu of meetings with respect to such voting securities) as otherwise required by this Section to the extent the voting securities are held or controlled by the Holder as an agent, custodian, trustee or executor, in all cases for or on behalf of parties that are not Holders of Registrable Securities or their Affiliates or associates (as defined in the rules promulgated under the Exchange Act), or are controlled by the Holder as an investment advisor for an investment company registered under the Investment Company Act of 1940, as amended, or as an investment advisor for any other person or group; provided that in all cases, the arrangement
                           --------
whereby the Holder owns or controls the voting securities has not been entered into for the purpose of circumventing this Section; and further
                                                                -------
provided, in the case of securities controlled by the Holder as an
- --------
investment advisor for a person or group that is not an investment company registered under the Investment Company Act, that no Holder or Holders has a direct economic beneficial interest in the person or group for which the Holder so acts as an investment advisor.

          9.2. Without the prior written consent of the Company, until either (i) ninety (90) days prior to the scheduled date of the Stockholders Meeting (if an effective Election Request is made pursuant to Section 9.6 hereof) or (ii) the second anniversary of the Distribution Date (if no effective Election Request is made) (in either case, the "Standstill Termination Date"), no Holder may (i) solicit proxies (as such terms are defined in Rule 14a-1 under the Exchange Act), whether or not such solicitation is exempt under 14a-2 under the Exchange Act, with respect to any matter from holders of any shares of common or preferred stock of the Company, or any securities convertible into or exchangeable for or exercisable (whether currently or upon the occurrence of any contingency) for the purchase of any such capital stock, or make any communication exempted from the definition of solicitation by Rule 14a-1(I)(2)(iv) under the Exchange Act, or (ii) initiate, or induce or attempt to induce any other Person or group (as defined in Section 13(d)(3) of the Exchange Act) to initiate, any stockholder proposal or tender offer for securities of the Company or any subsidiary thereof, any change of control of the Company or any subsidiary thereof or the convening of a stockholders' meeting of the Company or any subsidiary thereof; or (iii) otherwise seek or propose (or request permission to propose) to influence or control the management or policies of the Company or any subsidiary thereof. Nothing herein shall be deemed to apply to a Holder to the extent the Holder is acting solely in its capacity as an agent, custodian, trustee or executor holding securities that are not Registrable Securities for persons that are not Holders or Affiliates of Holders, provided that the Holder's actions are (a) at the direction of
            --------
a person or persons that are not Holders that are the beneficial owners of the securities so held by the Holder or (b) arise from the fiduciary duties of the Holder acting in such capacity ascertained in good faith after consulting with and based on advice of counsel as described in reasonable detail in a written notice given the Company at least thirty (30) days prior to taking such action; and further provided that in all cases the arrangement
                       --------------------
whereby the Holder holds the securities has not been entered into, and the action by the Holder has not been taken, for the purpose of circumventing this Section.

          9.3. Notwithstanding anything herein to the contrary, the provisions of Sections 9.1 and 9.2 hereof shall terminate at such time prior
              ------------     ---
to the second anniversary of the Distribution Date, if ever, that all of the Registrable Securities held by all Holders constitutes less than 15% of the outstanding Common Stock.

          9.4.  For so long as the provisions of Section 9.1 hereof are in
                                                 -----------
force and effect, the Company shall not amend the Rights Plan (i) to change the percentage used in the definition of "Acquiring Person" therein so that it is less than fifteen percent (15%) or (ii) in any other manner that would deprive the Holders of the Registrable Securities of the intended benefits of the Rights Plan Amendment.

          9.5. At the first annual meeting of the stockholders of the Company scheduled to occur at least seventy-five (75) days after the effective date of this Agreement, the Board of Directors of the Company shall propose to the stockholders of the Company, shall recommend approval of, and shall solicit proxies voting to approve an amendment (the "Certificate Amendment") to the Amended and Restated Certificate of Incorporation of the Company, as amended, that, if adopted and approved by the requisite vote of the stockholders of the Company, would amend the first sentence of Section
3 of the Seventh Article thereof in its entirety so it states as follows:

          Subject to the rights, if any, of the holders of any series
of   Preferred  Stock  to  elect  additional  directors  under  circumstances specified in a Preferred Stock Designation, newly created directorships resulting from any increase in the number of Directors and any vacancies on the Board resulting from death, resignation, disqualifications, removal or other cause, will be filled solely by the affirmative vote of the majority of the remaining Directors, then in office, even though less than a quorum of the Board, or by a sole remaining Director; provided, however, that at the sole option of the Board, effected by resolution of the Board of Directors, one or more such vacancies or newly created directorships may be filled by the stockholders at a meeting of the stockholders called by the Board of Directors.

If the Certificate Amendment is effectively adopted and approved by the stockholders of the Company, the Board of Directors shall make a conforming amendment to the first sentence of By-Law 11 of the By-Laws of the Company.

          9.6. The Holders shall have the right at their option to request that the Company hold a meeting of the stockholders as provided herein by delivery of a written request (the "Election Request") to the Secretary of the Company at its principal executive offices not more than one hundred twenty (120) nor less than ninety (90) days prior to the second anniversary of the Distribution Date, which Election Request shall identify each of the Holders making the Election Request and shall include the information they would be required to give under By-Law 13 of the By-Laws of the Company as in effect on the date hereof as if they were making nominations for positions as directors at an annual meeting or the stockholders of the Company. An Election Request shall be ineffective if it has not been executed by Holders owning Registrable Securities constituting at least fifteen percent (15%) of the outstanding Common Stock of the Company as of the ninetieth (90th) day prior to the second anniversary of the Distribution Date and shall cease to be effective if prior to the second anniversary of the Distribution Date the Holders executing the Election Request cease to own registrable securities constituting at least fifteen percent (15%) of the outstanding Common Stock of the Company. If no effective Election Request is delivered to the Secretary of the Company at the Company's principal executive offices not more than on hundred twenty (120) nor less than ninety (90) days prior to said second anniversary of the Distribution Date or if, prior to the second anniversary of the Distribution Date, the Election Request ceases to be effective, the Holders shall have no further rights under this Section.

          9.7. Provided the Certificate Amendment has been adopted and approved, upon receipt of an effective Election Request, unless and until it becomes ineffective, the Board of Directors of the Company shall call a meeting of the stockholders of the Company to beheld as closely as practicable to the second anniversary of the Distribution Date (which meeting may be the annual meeting of stockholders) (the "Stockholders Meeting"), at which meeting the stockholders of the Company shall be entitled to vote to fill vacancies and/or newly-created positions on the Board of Directors of the Company, which vacancies and/or newly created positions, when filled, will constitute a majority of the Company's Board of Directors.

          9.8.  Nothing in Section 9.6 or 9.7 hereof shall be deemed to
                           -----------    ---
amend, modify or waive any provisions of the By-Laws of the Company, including, without limitation, those regarding the manner in which stockholders of the Company may make proposals or nominations at meetings of such stockholders, all of which shall continue to be in full force and effect with respect to the Stockholders Meeting, if it is held. The provisions of By-Law 13 of the Company's By-Laws shall be in full force and effect with respect to all nominations to fill vacancies at the Stockholders Meeting, if it is held.

          Section 10.  Amendment, Modification and Waivers; Further
                       --------------------------------------------
Assurances.
- ----------

          10.1. This Agreement may be amended with the consent of the Company, and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent of Holders owning Registrable Securities possessing a majority in number of the Registrable Securities than outstanding to such amendment, action or omission to act.

          10.2. No waiver of any terms or conditions of this Agreement shall operate as a waiver of any other breach of such terms and conditions or any other term or condition, nor shall any failure to enforce any provision hereof operate as a wavier of such provision or of any other provision hereof. No written waiver hereunder, unless it by its own terms explicitly provides to the contrary, shall be construed to effect a continuing waiver of the provisions being waived and no such waiver in any instance shall constitute a waiver in any other instance or for any other purpose or impair the right of the party against whom such waiver is claimed in all other instances or for all other purposes to require full compliance with such provision.

          10.3. Each of the parties hereto shall execute all such further instruments and documents and take all such further action as any other party hereto may reasonably require in order to effectuate the terms and purposes of this Agreement.

          Section 11.  Assignment; Benefit.  This Agreement and all of the
                       -------------------
provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, permitted assigns, executors, administrators or successors; provided, however, that except as specifically
                              --------  -------
provided herein with respect to certain matters, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned or delegated by the Company without the prior written consent of Holders owning Registrable Securities possessing a majority in number of Registrable Securities then outstanding on the date as of which such delegation or assignment is to become effective. A Holder may Transfer its rights hereunder to a successor in interest to the Registrable Securities owned by such assignor only as permitted by Section 8.
                                   ---------

          Section 12.  Miscellaneous.
                       -------------

          12.1.  Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND
                 -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

          12.2.  Notices.  All notices and requests given pursuant to this
                 -------
Agreement shall be in writing and shall be made by hand-delivery, first-class mail (registered or certified, return receipt requested), confirmed facsimile or overnight air courier guaranteeing next business day:

          (a)  If to MK Rail, to:

               MK Rail Corporation
               1200 Reedsdale Street
               Pittsburgh, PA 15233
               Attention:  Chairman

               With a copy to:

               Michael A. Weiss, Esquire
               Deopken Keevican & Weiss
               37th Floor, USX Tower
               600 Grant Street
               Pittsburgh, PA 15219

          (b)  If to MKO or MKC, to:

               Morrison Knudsen Corporation
               720 Park Boulevard
               Boise, Idaho
               Attention:  President

               With a copy to:

               Robert Dean Avery, Esq.
               Jones, Day, Reavis & Pogue
               Suite 4600
               555 West Fifth Street
               Los Angeles, CA 90013-1025

          (c)  and if to any other Holder, to:

               the address set forth in the relevant
               agreement in the form of Exhibit A
                                        ---------
               whereby such party became bound by
               the provisions of this Agreement.

Except as otherwise provided in this Agreement, the date of each such notice and request shall be deemed to be, and the date on which each such notice and request shall be deemed given shall be: at the time delivered, if personally delivered or mailed; when receipt is acknowledged, if sent by facsimile; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next business day delivery.

          12.3.  Entire Agreement; Integration.  This Agreement supersedes
                 -----------------------------
all prior agreements between or among any of the parties hereto with respect to the subject matter contained herein, and this agreement embodies the entire understanding among the parties relating to such subject matter.

          12.4.  Injunctive Relief.  Each of the parties hereto acknowledges
                 -----------------
that in the event of a breach by any of them of any material provision of this Agreement, the aggrieved party may be without an adequate remedy at law. Each of the parties therefore agrees that in the event of such a breach hereof the aggrieved party may elect to institute and prosecute proceedings in any court of competent jurisdiction to enforce specific performance or to enjoin the continuing breach hereof. By seeking or obtaining any such relief, the aggrieved party shall not be precluded from seeking or obtaining any other relief to which it may be entitled.

          12.5.  Section Headings.  Section headings are for convenience of
                 ----------------
reference only and shall not affect the meaning of any provision of this Agreement.

          12.6.  Counterparts.  This Agreement may be executed in any number
                 ------------
of counterparts, each of which shall be an original, and all of which shall together constitute one and the same instrument. All signatures need not be on the same counterpart.

          12.7.  Filing.  A copy of this Agreement and of all amendments
                 ------
thereto shall be filed at the principal executive office of the Company with the Secretary of the Company.

          12.8.  Termination.  This Agreement may be terminated at any time
                 -----------
by a written instrument signed by the parties hereto. Unless sooner terminated in accordance with the immediately preceding sentence, the parties' obligations under this Agreement (other than Section 7 hereof) shall
                                                      ---------
terminate in their entirety on the fifth anniversary of the Distribution
Date.

          12.9.  Attorneys' Fees.  In any action or proceeding brought to
                 ---------------
enforce any provision of this Agreement, the successful party shall be entitled to recover reasonable attorneys' fees (including any fees incurred in any appeal) in addition to its costs and expenses and any other available remedy.

          12.10.  No Third Party Beneficiaries.  Nothing herein expressed or
                  ----------------------------
implied is intended to confer upon any person, other than the parties hereto or their respective permitted assigns, successors, heirs and legal representative and other than parties entitled to indemnification under
Section 7 hereof, any rights, remedies, obligations or liabilities under or
- ---------
by reason of this Agreement.

          IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first written above.

                                   MK RAIL CORPORATION



                                   By:___________________________
                                        John C. Pope, Chairman



                                   MORRISON KNUDSEN CORPORATION


                                   By:___________________________
                                   Name:
                                   Title:


          IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first written above.

                                   MK RAIL CORPORATION



                                   By:___________________________
                                        John C. Pope, Chairman



                                   MORRISON KNUDSEN CORPORATION


                                   By:___________________________
                                           Stephen G. Hanks
                                        Executive Vice President,
                                          Chief Legal Officer and
                                          Secretary


                                                                    EXHIBIT A


                            AGREEMENT TO BE BOUND
                        BY THE STOCKHOLDERS AGREEMENT
                        -----------------------------


          The undersigned, being the proposed transferee of ____ shares of the common stock, $.01 par vale per share (the "Common Stock"), of MK Rail Corporation, a Delaware corporation (the "Company"), as a condition to the receipt of such Common Stock, acknowledges that matters pertaining to the registration, voting and transfer of such Common Stock, acknowledges that matters pertaining to the registration, voting and transfer of such Common Stock is governed by the Stockholders Agreement dated as of _______, 1996 (the "Agreement") initially among the Company and Morrison Knudsen Corporation, an Ohio corporation, and the undersigned hereby (1) acknowledges receipt of a copy of the Agreement, and (2) agrees to be bound as a Holder by the terms of the Agreement, as the same has been or may be amended from time to time.


          Agreed to this __ day of __________, ______.



                                                  _________________________


______________________________*


______________________________*





*Include address for notices.


                                                              DRAFT - 7/24/96

                     AMENDMENT TO STOCKHOLDERS AGREEMENT
                     -----------------------------------

     This Amendment to Stockholders Agreement (the "Amendment"), dated as of July __, 1996, between MK Rail Corporation, a Delaware corporation ("MK Rail"), and Morrison Knudsen Corporation, an Ohio corporation ("MKO").

     WHEREAS, in connection with the reorganization of Morrison Knudsen Corporation, a Delaware corporation ("MK"), in a case filed under Title 11 of the United States Bankruptcy Code, as amended (the "Bankruptcy Code"), MK Rail and MKO executed and delivered a Stockholders Agreement (the
"Agreement") dated as of June 20, 1996; and

     WHEREAS, the Agreement contains certain agreements regarding the registration and voting of restricted shares of common stock of MK Rail held by MKO which stock it was contemplated would be distributed to certain creditors of MK and MKO; and

     WHEREAS, as a result of negotiations between MK and equity holders of MK, it is contemplated that MK's plan of reorganization will be amended so that it provides for rights or options to be granted to equity holders of MK which will permit them, subject to satisfaction of certain conditions, to receive a portion of the restricted shares of common stock of MK Rail held by MKO; and

     WHEREAS, MK has made a motion (an "1145 Motion") requesting that the Bankruptcy Court having jurisdiction over MK's bankruptcy proceeding issue an order (an "1145 Order") providing that the offering, issuance, sale and distribution by MKO of the common stock of MK Rail qualifies for the exemption (the "1145 Exemption"), available under Section 1145(a) of the Bankruptcy Code, from the registration requirements of the Securities Act of 1933, as amended; and

     WHEREAS, the Securities and Exchange Commission has stated that it will not object to the 1145 Motion; and

     WHEREAS, the parties wish to amend the Agreement as set forth herein to make certain changes thereto necessitated by the possibility that equity holders of MK may acquire some restricted shares of Common Stock and that the 1145 Motion has been made;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. The term "Rights Plan Amendments" is hereby amended and restated in its entirety so it means the Second Amendment to Rights Agreement dated as of June 20, 1996 and the Third Amendment to Rights Agreement of even date herewith between MK Rail and Chase Mellon Shareholder Services, L.L.C., formerly known as Chemical Mellon Shareholders Services, L.L.C.

     2. The following language is added at the end of the last sentence of the definition of "Registrable Securities" in Section 1.1 of the Agreement:

     or in "ordinary trading transaction" within the meaning of Section 1145(b)(1) of the United States Bankruptcy Code, as amended (the "Bankruptcy Code").

     3.  The reference to "creditors of MK" in the definition of "Shares" in
Section 1.1 of the Agreement is hereby changed to a reference to "persons."

     4. The first sentence of Section 8 of the Agreement is hereby amended in its entirety to read as follows:

     Notwithstanding anything in this Agreement to the contrary, no
Holder may Transfer any shares of Common Stock to any Person, except as set forth in the last paragraph of this Section 8, unless prior to any
                                    ---------
such Transfer such Person has executed an agreement (in the form of Exhibit A hereto) to be bound, or has otherwise been effectively bound
   ---------
pursuant to the Plan, by the provisions of this Agreement.

     5. The last sentence of Section 8 of the Agreement is hereby amended, restated and replaced in its entirety by the following sentences:

     MKO may distribute shares of Common Stock to equity holders of MK provided that (a) the 1145 Order has been issued and is in full force and effect and is not the subject of a pending appeal at the time the Common Stock is distributed and (b) each equity holder receiving such Common Stock has executed an agreement (in the form of Exhibit A hereto) to be bound, or
                                          ---------
has otherwise been effectively bound pursuant to the Plan, by the provisions of this Agreement. No distribution of Common Stock to equity holders or any other party in a distribution that qualifies for the 1145 Exemption shall excuse any party from or be deemed to constitute a release of the transfer restrictions and legending requirements set forth in this Section 8, except
                                                          ---------
as set forth in the last sentence of this paragraph, and all Common Stock so distributed shall after such distribution be subject to said transfer restrictions and legend requirements as well as all other terms and conditions hereof. The foregoing transfer restrictions and legend shall be removed in connection with any sale of Common Stock to the public pursuant to an effective registration statement or pursuant to Rule 144 or any similar rule promulgated by the Commission under the Securities Act, or in "ordinary trading transactions" within the meaning of Section 1145(b)(1) of the Bankruptcy Code, in each case so long as the specific identities of the Transferees are not known to the Holders selling such shares prior to such sale and so long as the Transferees are not assigned and do not receive any rights under this Agreement. The Company may also put following legend on certificates of stock held by Transferees of MKO and their Transferees that are bound to the terms of this Agreement:

          THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE
NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. SUCH SHARES OF STOCK MAY NOT BE TRANSFERRED EXCEPT (1) PURSUANT TO A REGISTRATION STATEMENT EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, (2) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND ANY APPLICABLE STATE SECURITIES LAW, OR (3) IF THE STOCK HAS BEEN RECEIVED BY THE HOLDER HEREOF IN A DISTRIBUTION THAT QUALIFIES FOR THE EXEMPTION, AVAILABLE UNDER SECTION 1145(A) OF THE UNITED STATES BANKRUPTCY CODE, AS AMENDED (THE "BANKRUPTCY CODE"), TO THE REGISTRATION REQUIREMENTS OF THE ACT, IN ORDINARY TRADING TRANSACTIONS WITHIN THE MEANING OF SECTION 1145(b)(1) OF THE BANKRUPTCY CODE.

     6. All terms and provisions of the Agreement, as amended hereby, shall continue to be in full force and effect.

     IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the day and year first set forth above.

                                   MK RAIL CORPORATION


                                   By:_________________________________
                                   Title:_______________________________



                                   MORRISON KNUDSEN CORPORATION


                                   By:_________________________________
                                   Title:_______________________________